UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________

FORM 8-K

_______________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-30368
(Commission File Number)

22-3489463

(IRS Employer Identification No.)

6004 Tealside Court, Lithia, Florida 33547

 (Address of principal executive offices and Zip Code)

(813) 260-2866
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01

Entry Into a Material Definitive Agreement

Effective March 13, 2013, the Registrant (“American International Ventures, Inc.”) executed a lease agreement to conduct mining operations and other related activities on approximately twenty four (24) hectares, at the plot number 28 Northwest of Ejido 18 de Marzo, in the City of Ensenda, Baja California, Mexico (the “Property”).  The owner of the Property is Tito Calas Zarate.

The principal provisions of the agreement include:

(1)

Term –

Four (4) Years ;

(2)

Rental Payment -

$200.00 (US) per month;

(3)

Lease Rights –

Assignable by the Registrant;

(4)

Improvements –

Improvements made by the Registrant are for the benefit of the Owner;

(5)

Maintenance  and Repairs -

The Property must be maintained by the Registrant to at least its current condition;

(6)

Option to Purchase -

During the Term, the Registrant has the first option to negotiate and purchase the Property.

This is an arms-length transaction, and there is no family or other relationship with any affiliate of Owner with any officer, director, or affiliate of the Registrant.  No shares of the Registrant’s stock have been or will be issued in connection with this Agreement.

The above described executed Agreement is attached hereto and incorporated by reference as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 Lease Agreement Between Registrant and Tito Calas Zarate dated March 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL VENTURES, INC.

                        (Registrant)

/S/ Jack Wagenti

Name: Jack Wagenti

Title: Chief Financial Officer, Chairman

Dated: March 15, 2013

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